Exhibit 99.2

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

Consolidated Statements of Income

	Three Months Ended				Year to Date
	September 2011	September 2010	June 2011	March 2011	September 2011	September 2010
Interest & Loan Fees Income	$84,701	$79,889	$72,435	$73,857	$230,993	$246,174
Tax equivalent adjustment	1,765	1,444	1,637	1,453	4,855	4,491

Interest & Fees Income (FTE)	86,466	81,333	74,072	75,310	235,848	250,665
Interest Expense	13,949	20,907	13,814	14,494	42,257	66,549

Net Interest Income (FTE)	72,517	60,426	60,258	60,816	193,591	184,116

Provision for Loan Losses	3,637	6,123	4,800	4,436	12,873	19,391

Non-Interest Income:
Fees from trust & brokerage services	3,280	3,215	3,437	3,310	10,027	9,948
Fees from deposit services	10,462	10,098	10,341	9,631	30,434	29,439
Bankcard fees and merchant discounts	1,237	1,093	683	555	2,475	3,213
Other charges, commissions, and fees	455	508	381	454	1,290	1,356
Income from bank owned life insurance	1,544	1,282	1,228	1,175	3,947	3,495
Mortgage banking income	205	118	131	234	570	359
Other non-interest revenue	1,272	1,108	599	851	2,722	3,447
Net other-than-temporary impairment losses	(7,922)	(1,864)	(4,096)	(2,110)	(14,128)	(4,446)
Net gains on sales/calls of investment securities	445	132	630	551	1,626	2,036

Total Non-Interest Income	10,978	15,690	13,334	14,651	38,963	48,847

Non-Interest Expense:
Employee compensation	16,970	14,613	15,015	14,870	46,855	44,362
Employee benefits	4,361	4,128	4,131	4,378	12,870	12,954
Net occupancy	5,051	4,187	4,140	4,387	13,578	13,132
Other expenses	17,194	16,065	14,477	15,347	47,018	47,343
Amortization of intangibles	860	448	354	383	1,597	1,473
OREO expense	2,129	2,001	1,233	1,767	5,129	6,269
FDIC expense	2,308	2,456	2,327	2,337	6,972	7,304

Total Non-Interest Expense	48,873	43,898	41,677	43,469	134,019	132,837

Income Before Income Taxes (FTE)	30,985	26,095	27,115	27,562	85,662	80,735

Tax equivalent adjustment	1,765	1,444	1,637	1,453	4,855	4,491

Income Before Income Taxes	29,220	24,651	25,478	26,109	80,807	76,244

Taxes	9,204	7,335	8,026	8,224	25,454	23,587

Net Income	$20,016	$17,316	$17,452	$17,885	$55,353	$52,657

MEMO: Effective Tax Rate	31.50%	29.76%	31.50%	31.50%	31.50%	30.94%

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

Consolidated Balance Sheets

	September 30 2011 Q-T-D Average	September 30 2010 Q-T-D Average	September 30 2011	December 31 2010	September 30 2010
Cash & Cash Equivalents	$652,478	$614,853	$668,524	$461,389	$712,562

Securities Available for Sale	699,449	739,992	738,226	653,276	745,079
Held to Maturity Securities	62,572	67,767	62,114	67,036	67,496
Other Investment Securities	72,172	78,906	71,558	74,403	78,413

Total Securities	834,193	886,665	871,898	794,715	890,988

Total Cash and Securities	1,486,671	1,501,518	1,540,422	1,256,104	1,603,550

Loans held for sale	3,859	1,304	7,378	6,869	1,788

Commercial Loans	4,275,255	3,587,518	4,370,792	3,533,559	3,543,273
Mortgage Loans	1,563,506	1,521,663	1,559,311	1,459,286	1,508,536
Consumer Loans	333,342	282,883	334,391	270,506	275,406

Gross Loans	6,172,103	5,392,064	6,264,494	5,263,351	5,327,215

Unearned income	(4,988)	(3,290)	(5,266)	(3,025)	(3,197)

Loans, net of unearned income	6,167,115	5,388,774	6,259,228	5,260,326	5,324,018

Allowance for Loan Losses	(73,504)	(69,588)	(73,509)	(73,033)	(70,923)

Goodwill	361,995	311,877	372,979	311,765	311,834
Other Intangibles	1,762	3,591	11,787	2,940	3,350

Total Intangibles	363,757	315,468	384,766	314,705	315,184

Real Estate Owned	51,430	39,793	52,657	44,770	50,567
Other Assets	383,244	338,064	406,944	345,978	348,836

Total Assets	$8,382,572	$7,515,333	$8,577,886	$7,155,719	$7,573,020

MEMO: Earning Assets	$7,460,381	$6,689,520	$7,607,225	$6,334,914	$6,733,138

Interest-bearing Deposits	$5,217,555	$4,513,180	$5,314,303	$4,510,279	$4,542,216
Noninterest-bearing Deposits	1,557,654	1,150,999	1,613,672	1,203,255	1,156,167

Total Deposits	6,775,209	5,664,179	6,927,975	5,713,534	5,698,383

Short-term Borrowings	248,829	316,066	260,320	193,214	329,535
Long-term Borrowings	354,482	696,459	355,433	386,458	696,358

Total Borrowings	603,311	1,012,525	615,753	579,672	1,025,893

Other Liabilities	42,340	52,054	61,405	69,501	64,117

Total Liabilities	7,420,860	6,728,758	7,605,133	6,362,707	6,788,393

Preferred Equity	—	—	—	—	—
Common Equity	961,712	786,575	972,753	793,012	784,627

Total Shareholders’ Equity	961,712	786,575	972,753	793,012	784,627

Total Liabilities & Equity	$8,382,572	$7,515,333	$8,577,886	$7,155,719	$7,573,020

MEMO: Interest-bearing Liabilities	$5,820,866	$5,525,705	$5,930,056	$5,089,951	$5,568,109

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

	Three Months Ended				Year to Date
	September 2011	September 2010	June 2011	March 2011	September 2011	September 2010
Quarterly/Year-to-Date Share Data:

Earnings Per Share:
Basic	$0.40	$0.40	$0.40	$0.41	$1.21	$1.21
Diluted	$0.40	$0.40	$0.40	$0.41	$1.21	$1.21

Common Dividend Declared Per Share:	$0.30	$0.30	$0.30	$0.30	$0.90	$0.90

High Common Stock Price	$25.21	$27.25	$27.46	$30.84	$30.84	$31.99
Low Common Stock Price	$18.78	$22.09	$22.36	$25.66	$18.78	$20.15

Average Shares Outstanding (Net of Treasury Stock):
Basic	49,628,087	43,588,021	43,645,541	43,629,364	45,656,304	43,528,210
Diluted	49,636,382	43,645,653	43,676,407	43,700,436	45,692,106	43,607,091

Memorandum Items:

Tax Applicable to Security Sales/Calls	$156	$46	$220	$193	$569	$713

Common Dividends	$15,062	$13,084	$13,099	$13,095	$41,256	$39,213

			September 2011	September 2010	June 2011	March 2011
EOP Share Data:

Book Value Per Share			$19.38	$18.00	$18.43	$18.32
Tangible Book Value Per Share			$11.71	$10.77	$11.24	$11.12

52-week High Common Stock Price			$30.84	$31.99	$30.84	$31.99
Date			01/19/11	04/23/10	01/19/11	04/23/10
52-week Low Common Stock Price			$18.78	$16.39	$22.09	$22.09
Date			09/22/11	11/20/09	08/24/10	08/24/10

EOP Shares Outstanding (Net of Treasury Stock):			50,205,691	43,597,507	43,645,485	43,645,650

Memorandum Items:

EOP Employees (full-time equivalent)			1,632	1,479	1,438	1,426

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

	Three Months Ended				Year to Date
	September 2011	September 2010	June 2011	March 2011	September 2011	September 2010

Selected Yields and Net Interest Margin:

Loans	5.14%	5.30%	5.18%	5.24%	5.18%	5.32%
Investment Securities	3.48%	4.52%	3.73%	4.19%	3.79%	4.75%
Money Market Investments/FFS	0.27%	0.28%	0.30%	0.37%	0.31%	0.32%
Average Earning Assets Yield	4.61%	4.84%	4.71%	4.86%	4.72%	4.97%
Interest-bearing Deposits	0.74%	1.17%	0.91%	0.99%	0.87%	1.26%
Short-term Borrowings	0.08%	0.07%	0.04%	0.04%	0.06%	0.06%
Long-term Borrowings	4.73%	4.33%	4.83%	4.75%	4.77%	4.32%
Average Liability Costs	0.95%	1.50%	1.13%	1.20%	1.08%	1.58%
Net Interest Spread	3.66%	3.34%	3.58%	3.66%	3.64%	3.39%
Net Interest Margin	3.87%	3.60%	3.83%	3.92%	3.87%	3.65%

Selected Financial Ratios:

Return on Average Common Equity	8.26%	8.73%	8.66%	9.04%	8.62%	9.04%
Return on Average Assets	0.95%	0.91%	0.98%	1.02%	0.98%	0.93%
Efficiency Ratio	50.44%	53.24%	52.03%	53.64%	51.94%	53.15%

			September 2011	September 2010	June 2011	March 2011
Loan / Deposit Ratio			90.35%	93.43%	91.68%	91.44%
Allowance for Loan Losses/ Loans, Net of Unearned Income			1.17%	1.33%	1.39%	1.40%
Allowance for Credit Losses (1)/ Loans, Net of Unearned Income			1.21%	1.37%	1.43%	1.44%
Nonaccrual Loans / Loans, Net of Unearned Income			0.86%	1.10%	0.98%	1.20%
90-Day Past Due Loans/ Loans, Net of Unearned Income			0.26%	0.24%	0.17%	0.13%
Non-performing Loans/ Loans, Net of Unearned Income			1.18%	1.34%	1.22%	1.40%
Non-performing Assets/ Total Assets			1.47%	1.61%	1.54%	1.63%
Primary Capital Ratio			12.11%	11.21%	12.20%	12.04%
Shareholders’ Equity Ratio			11.34%	10.36%	11.27%	11.12%
Price / Book Ratio			1.04x	1.38x	1.33x	1.45x
Price / Earnings Ratio			12.45x	15.68x	15.32x	16.20x

Note: (1) Includes allowances for loan losses and lending-related commitments.

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

	September 2011	September 2010	December 2010	June 2011	March 2011
Asset Quality Data:

EOP Non-Accrual Loans	$53,759	$58,302	$59,996	$51,237	$62,703
EOP 90-Day Past Due Loans	16,340	12,644	6,798	8,865	6,539
EOP Restructured Loans	3,624	438	437	3,886	3,716

Total EOP Non-performing Loans	$73,723	$71,384	$67,231	$63,988	$72,958

EOP Other Real Estate Owned	52,657	50,567	44,770	45,671	44,362

Total EOP Non-performing Assets	$126,380	$121,951	$112,001	$109,659	$117,320

	Three Months Ended				Year to Date
	September 2011	September 2010	June 2011	March 2011	September 2011	September 2010
Allowance for Credit Losses:(1)
Beginning Balance	$75,181	$71,361	$75,135	$75,039	$75,039	$70,010
Provision for Credit Losses (3)	3,573	6,123	4,689	4,590	12,852	19,391

	78,754	77,484	79,824	79,629	87,891	89,401
Gross Charge-offs	(4,867)	(5,420)	(5,599)	(4,741)	(15,207)	(18,340)
Recoveries	1,607	742	956	247	2,810	1,745

Net Charge-offs	(3,260)	(4,678)	(4,643)	(4,494)	(12,397)	(16,595)

Ending Balance	$75,494	$72,806	$75,181	$75,135	$75,494	$72,806

Notes:

(1)	Includes allowances for loan losses and lending-related commitments.
(2)	Restructured loans with an aggregate balance of $1,550, $3,886 and $1,067 at September 30, 2011, June 30, 2011 and March 31, 2011, respectively, were on nonaccrual status, but are not included in the “EOP Non-Accrual Loans.” A restructured loan with a balance of $437 thousand at December 31, 2010 was past due 90 days or more, but was not included in the “EOP 90-Day Past Due Loans” category.
(3)	Includes the Provision for Loan Losses and a provision for lending-related commitments included in Other Expenses.